SUCAMPO

The Science of Innovation

Q3 2015 Financial Results and Corporate Update

November 4, 2015

Introductions and Forward-Looking Statements

Silvia Taylor, SVP Investor Relations and Corporate Affairs

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Kiener, D. Phil
Financial Update	Andrew Smith
Closing Remarks	Peter Greenleaf

Forward Looking Statement

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding financial results for the full years ending December 31, 2015 and 2016, as well as statements about potential future revenue growth, statements regarding the acquisition of R-Tech Ueno and the integration of its business and operations with that of Sucampo, and statements regarding product development, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; he risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; risks relating to Sucampo's financing for the R-Tech Ueno acquisition, including the restrictive covenants undertaken by Sucampo as part of the financing; risks related to the squeeze-out of R-Tech Ueno minority stockholders under Japanese law; Sucampo's ability to successfully integrate R-Tech Ueno's operations following the close of the acquisition; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Q3 2015 Corporate Update

Peter Greenleaf, CEO

Strong Financial and Corporate Results

SUCAMPO
The Science of Innovation

- Triple-digit growth in our GAAP earnings
- Strong performance of flagship brand, AMITIZA® (lubiprostone) in the U.S. and Japan
- Successfully completed tender offer for R-Tech Ueno (RTU)
- Continued execution against strategic plan set forth last year

Strong Financial Performance

- 6% overall revenue growth
  - 16% excluding one-time Q3 2014 milestone
  - 15% U.S. AMITIZA royalty revenue growth
  - 20% product sales revenue growth, excluding one-time Q3 2014 milestone
- 389% increase in net income to $7.2M
- 433% increase in EPS to $0.16

U.S. AMITIZA Performance

SUCAMPO

- Takeda AMITIZA net sales for royalty calc. purposes
  - Grew 15% YoY to $101.7M
  - Continued volume growth
  - AMITIZA growth outpaces total market growth
- AMITIZA prescriptions
  - ~379,000 TRx, increased 10.4% YoY
    - Market grew 6%
  - ~127,000 TRx's in September
    - Second highest month this year
  - 13.2% NBRx growth
    - Demonstrates health of brand
    - Takeda promotional efforts focused on differentiating and switching patients from generics and OTC's

Japan AMITIZA Performance

SUCAMPO
The Science of Innovation

- Sucampo revenue
  - Sales increased 15.5% to $10.3M
- Volume-driven growth
- Mylan remains committed to AMITIZA
  - Significant detailing efforts
  - AMITIZA still the only prescription medication approved for CC

2015 Guidance

- Net income: $30-$35M
- EPS: $0.65-$0.75
- Adjusted EBITDA: $55-60M

AMITIZA Globally

SUCAMPO

- North America
  - Health Canada approved NDA for AMITIZA for CIC in adults
    - Takeda plans to launch 1H16
- Europe
  - Spain has issued National Marketing Authorization's for AMITIZA for CIC
- Rest of World
  - Russia, Mexico and South Korea to begin P3 studies for CIC in 1H16
    - Clinical trial applications have been filed
  - China Food and Drug Administration accepted IND for AMITIZA in CIC

Acquisition of R-Tech Ueno

SUCAMPO
The Science of Innovation

Immediately accretive and diversifies our pipeline

- Strategic benefits:
  - Increased revenues, enhanced profitability and stronger cash flow generation
  - Control over AMITIZA manufacturing and supply chain
  - Several product candidates across multiple disease areas
- Tender offer achieved threshold
  - Control ~98% of RTU shares
- Recently closed $250M credit facility to finance the acquisition
  - Debt fully allocated to institutional investors
  - Loans bear interest currently at 8.25%

FY 2016* Guidance

- Net income: $45-50M
- EPS: $0.97-$1.07
- Adjusted EBITDA: $100-$105M**
- Expect to achieve $11.4M in synergies
- Revenue: $195-$205M

*Excluding non-cash, projected amortization of intangibles and any purchase accounting entries related to the acquisition

**Net income before interest, tax, depreciation, amortization and stock option expense

Pipeline Update

Peter Kiener, D.Phil, CSO

Lifecycle Management Programs for AMITIZA

SUCAMPO
The Science of Innovation

- Pediatric Functional Constipation (6-17 years)
  - Program using the current formulation
  - Expect data in 2H16
  - Regulatory submission for end of 2016
- Alternate Formulation
  - Initiate P3 study in adult patients with CIC in 2H16
  - Success in adults with alternative formulation will allow us access to younger pediatric patients and ~11% of adults who cannot tolerate capsules
- Alternate Formulation (6 months-6 years)
  - Expect to initiate single pivotal trial in 1H17
    - Follow-on open-label study

Cobiprostone

SUCAMPO

- NERD/sGERD
  - P2 trial continues on-schedule
  - Enroll last patient this month
  - Expect to announce top-line data in 1H16
- Oral Mucositis
  - Initiated P2a trial in Sept. 2015
  - Expect to announce top-line data in 1H17
  - Granted Fast Track Designation by U.S. FDA

R-Tech Ueno Pipeline

VAP-1 inhibitors

- Enzyme and adhesion receptor
- Potential indications including NASH, COPD, diabetic macular edema and diabetic retinopathy and modulation of tumor-specific immune responses

- RTU-1096
  - Next step: generate additional preclinical data
- RTU-009
  - Next step: complete IND-enabling studies, initiate clinical stage development
- Composition of matter out to 2029 and potential for future extension
- Opportunity to be best-in-class

Financial Update

Andrew Smith, CFO

Significant Non-GAAP Earnings Growth


+31%
$10.0
$13.0
Q3-14
Q3-15
EBITDAS

Expense Highlights



+6%
$5.0
$5.3
+58%
$5.3
$8.4
(5%)
$8.1
$7.8
(90%)
$3.8
$400K
Q3-14 Q3-15
Cost of Goods Sold
Q3-14 Q3-15
R&D Expenses
Q3-14 Q3-15
G&A Expenses
Q3-14 Q3-15
S&M Expenses

In millions of USD

Effective Tax Rate


61%
37%
Q3-14
Q3-15

Strong Balance Sheet

Item	As of 10/20/15	As of 09/30/15	Change	As of 12/31/14
Cash, Cash Equivalents, Restricted Cash and Investments	**$135.0M**	$136.6M	$26.6M	$110.0M
Notes Payable	**($250.0M)**	($21.7M)	$4.1M	($25.8M)

Item	As of 09/30/15	Increase	As of 09/30/14
Cash Flow from Operations	**$24.2M**	$16.7M	$7.5M

Closing Remarks

Peter Greenleaf, CEO

Focus on Strong 2015 Close

- Continue to deliver outstanding financial performance driven by top and bottom line growth
- Successfully integrate RTU, deliver on our financial targets, and make key decisions about the pipeline programs we gain through this acquisition
- Continue to advance our pipeline programs
- Evaluate and action additional opportunities for accelerated -- and sustainable – mid- and long-term growth

Q&A